PROPERTY PLANT AND EQUIPMENT NET (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
PROPERTY, PLANT AND EQUIPMENT, NET (Tables)
Leasehold improvements	$ 430	$ 421
Equipment	5,218	5,625
Sales demonstration equipment	754	963
Property and equipment gross	6,402	7,009
Less accumulated depreciation	5,456	5,793
Property and equipment, net	$ 946	$ 1,216